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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 25, 1996 appearing on page 25 of FORE Systems, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/  Price Waterhouse LLP


PRICE WATERHOUSE LLP

Pittsburgh, Pennsylvania
September 6, 1996